UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2010


                          SubMicron Technologies, Inc.
                        (formerly JAG MEDIA GROUP, INC.)
             (Exact Name of Registrant as Specified in Its Charter)

       Colorado                      000-52521                  27-0463459
(State of incorporation)    (Commission File Number)    (IRS Employer ID Number)

             3767 Forest Lane, Suite 124 PMB-415 Dallas, Texas 75244
                    (Address of principal executive offices)

                                  (972)386-7360
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

On May 18, 2010, the Company filed Articles of Amendment, a copy of which is attached, with the Colorado Secretary of State. The Articles had the effect of changing the Company's name from JAG MEDIA GROUP, INC. to SubMicron Technologies, Inc.

ITEM 8.01 - OTHER EVENTS

On May 18, 2010 the Company changed its mailing address to 3767 Forest Lane, Suite 124 PMB-415, Dallas, Texas 75244.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.              Description
-----------              -----------

  3.1.1             Articles of Amendment

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SubMicron Technologies, Inc.


Dated: June 8, 2010                          By: /s/ Charles Stidham
                                                 -------------------------------
                                                 Charles Stidham, President


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